Exhibit 10.36

CONTRATO DE PRESTACIÓN DE SERVICIOS GOLD EXPRESS MINES SpA Y MANQUEHUE ASESORÍAS MINERAS SPA	SERVICE AGREEMENT BETWEEN GOLD EXPRESS MINES SpA AND MANQUEHUE ASESORÍAS MINERAS SPA

En Santiago de Chile, a primero de Enero de dos mil veintitrés, entre GOLD EXPRESS MINES SPA, sociedad constituida y válidamente vigente bajo las leyes chilenas Rol Único Tributario número setenta y siete millones cuatrocientos noventa y ocho mil trescientos veinticuatro guion cuatro, en adelante también “GEM”, domiciliada en Avenida Paseo Pie Andino número siete mil novecientos uno, comuna de Vitacura, Santiago, Región Metropolitana, en adelante también la “Beneficiaria”, representada por don IGNACIO JOAQUÍN LÓPEZ ALARCÓN, chileno, casado, abogado, cédula nacional de identidad número dieciséis millones diecisiete mil quinientos veinticinco guion siete y	In Santiago, on January 1, 2023, GOLD EXPRESS MINES SpA, a company incorporated and in good standing according to Chilean laws, Taxpayer No. 77,498,324-4, with address at 7,901, Paseo Pie Andino Avenue, Vitacura borough, Santiago, Metropolitan Region, herein represented by IGNACIO JOAQUÍN LÓPEZ ALARCÓN, a Chilean lawyer, married, National Identification Card No. 16,017,525-7, hereinafter also called “GEM”, or the “Recipient”, and

MANQUEHUE ASESORÍAS MINERAS SPA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y seis millones setecientos sesenta y cinco mil novecientos ochenta y cinco guion siete, en adelante también “MAM”, domiciliada en calle Alonso de Monroy 2677 oficina 602A, comuna de Vitacura, en adelante también el “Prestador”, representada por don CÉSAR ANDRÉS LÓPEZ ALARCÓN, chileno, casado, abogado, cédula nacional de identidad número dieciséis millones diecisiete mil quinientos veinticinco guion siete ambas, se ha convenido el siguiente contrato de prestación de servicios, en adelante también el “Contrato”:	MANQUEHUE ASESORÍA MINERAS SpA, a company validly incorporated and in good standing according to Chilean laws, Taxpayer No. 76,765,985-7, with address at 2,677, Alonso de Monroy Street, Suite 602A, Vitacura borough, herein represented by CÉSAR ANDRÉS LÓPEZ ALARCÓN, a Chilean lawyer, National Identification Card No. 16,017,525-7 [sic] both [sic], hereinafter also called “MAM” or the “Provider”, have agreed on a service agreement, hereinafter also called the “Agreement”, as follows:

PRIMERO: Objeto del Contrato y Descripción del Servicio Contratado.

“GEM” contrata a “MAM” a fin de que ésta le preste los servicios de SERVICIOS GEOLÓGICOS, DE METALURGIA, DE INGENIERÍA, ASESORÍA TECNICA EN PROPIEDAD MINERA Y CATASTRO MINERO, ADMINISTRACION Y GESTIÓN en relación con el Proyecto “Cerro Blanco”, Proyecto de Exploración Minera ubicado en las comunas de Freirina y Vallenar, en la Tercera Región, liderado por GEM. En la prestación de estos servicios, el Prestador empleará sus propios métodos, preferencias y procedimientos para la asesoría, según las necesidades y las instrucciones que le imparta la Beneficiaria.

FIRST: Purpose of the Agreement and Description of the Retained Services

“GEM” hereby retains the services of “MAM” in GEOLOGY, METALLURGY, ENGINEERING, TECHNICAL CONSULTING IN MINING OWNERSHIP AND MINING PROPERTY REGISTRY, ADMINISTRATION AND MANAGEMENT in respect of the “Cerro Blanco” Mining Exploration Project that the former leads in the Freirina and Vallenar boroughs, Third Region. In rendering these services, the Provider shall use its own methods, preferences and procedures to provide consulting, according to the Recipient’s needs and directives.

[Translation from Spanish on the right – The source text has been transcribed on the left.]

SEGUNDO: Precio y gastos propios del servicio.

Por la prestación de los servicios que por este instrumento se contratan, GEM pagará a don MAM un honorario mensual por la suma total y única de cincuenta y seis mil dólares más IVA. Este monto se liquidará y pagará por mes vencido, el día veintiocho de cada mes en que hayan sido prestados los servicios y se pagará en su equivalente en moneda nacional, según el valor del dólar del día del pago efectivo, contra entrega del respectivo documento tributario que respalde la prestación de servicios, el cual debe ser emitido el día veinte de cada mes. El precio señalado en esta cláusula por la prestación de los servicios indicados en la cláusula Primera de este instrumento se pagará a todo evento durante la vigencia del presente Contrato.

SECOND: Price and Costs Inherent to the Services

In consideration of providing the services hereunder, GEM shall pay MAM a single and total monthly fee of USD 56,000 (fifty-six thousand USA dollars), plus VAT. This amount shall be e settled and paid for services rendered the 28thof each month, in the Chilean national currency equivalent according to the exchange rate on the actual payment date, against the delivery of the corresponding tax document supporting the service provision, which must be issued the 20thday of each month. The forenamed price for the services specified in the First Clause hereof shall be payable under any circumstances while this Agreement is in effect.

TERCERO: Inexistencia de vínculo ni relación laboral.

Los comparecientes dejan expresa constancia que no existe, ni existirá vínculo ni relación laboral en los términos establecidos en la legislación laboral chilena. De este modo, la Prestadora no estará sujeta a horario, jornada de trabajo, subordinación ni dependencia jerárquica respecto de “GEM” y sus ejecutivos. Asimismo, no se generará a favor de ésta, en relación a “GEM”, derecho a indemnización alguna, feriado legal o proporcional, cotizaciones previsionales ni a ningún otro concepto fuera del honorario pactado en la cláusula Segunda del presente Contrato en favor del Prestador.

THIRD: No Labour Relationship

The appearing parties hereby expressly record that there is and shall be no labor relationship as defined in Chilean labour laws. Thus, the Provider shall not be subject to any timetables, working hours, subordination or hierarchical dependency with regard to GEM or its executives. Likewise, the Provider shall not be entitled to any compensations, indemnities, legal or proportional holidays, social security contributions or any other benefits payable by GEM, other than the Provider’s fees agreed in the Second Clause hereof.

CUARTO: Lugar de prestación de los servicios.

Los servicios prestados por el Prestador, como consecuencia del presente Contrato, serán prestados principalmente en la oficina de éste, y en los demás lugares que sean necesarios atendida la naturaleza de los servicios prestados.

FOURTH: Place of Service Provision

The services rendered by the Provider hereunder shall be basically provided at the latter’s offices, and any other places as may be needed according the nature thereof.

[Translation from Spanish on the right – The source text has been transcribed on the left.]

QUINTO: Confidencialidad.

Queda prohibido al Prestador revelar a terceros ajenos al Contrato, cualquier información relativa a este Contrato y a la ejecución del mismo, sin el consentimiento previo y por escrito de “GEM”. Todos los antecedentes, documentos, e informaciones que “GEM” ponga a disposición de el Prestador, con motivo del desarrollo del trabajo encomendado, no podrán ser usados por éste para ningún otro fin que no sea el señalado precedentemente. Estos antecedentes tendrán el carácter de confidenciales y deberán ser devueltos al término del presente Contrato.

FIFTH: Confidentiality

The Provider may not disclose any information regarding this Agreement or the implementation hereof to any third parties unrelated hereto, without GEM’s prior written consent, and it may not use any records, documents or information that GEM may make available thereto for the performance of the entrusted work for any other purposes other than as previously stated. All such information shall be confidential and must be returned at the end hereof.

La obligación de confidencialidad y reserva no se extiende a información o antecedentes que deban ser estricta y necesariamente divulgados para el cumplimiento de las obligaciones que este contrato impone al Prestador, ni a aquella que sea de acceso o conocimiento público.	The confidentiality and reserve obligation shall not extend to any information or records strictly needing to be disclosed in order to meet the Provider’s obligations hereunder, or any other information or records that were publicly accessible or public knowledge.

SEXTO: Duración.

Se deja constancia que el presente Contrato tendrá una duración de siete meses contados desde el primero de enero del año dos mil veintitrés hasta el primero de agosto del año dos mil veintitrés.

SIXTH: Duration It is herby recorded that this Agreement shall be in effect for seven months, from January 1, 2023, to August 1, 2023.

SÉPTIMO: Domicilio.

Para todos los efectos del presente Contrato, las partes fijan su domicilio en Santiago y se someten a la jurisdicción del Tribunal Arbitral a que se alude en la cláusula Octava siguiente.

SEVENTH: Jurisdiction For all purposes hereof, the parties hereby set their legal address in Santiago, and submit to the Arbitration Court provided following clause, Eighth.

OCTAVO: Arbitraje.

Cualquier dificultad o controversia que se produzca entre los contratantes respecto de la aplicación, interpretación, duración, validez o ejecución de este contrato o cualquier otro motivo será sometida a arbitraje, conforme al Reglamento Procesal de Arbitraje del Centro de Arbitraje y Mediación de Santiago, vigente al momento de solicitarlo. Las partes confieren poder especial irrevocable a la Cámara de Comercio de Santiago A.G., para que, a petición escrita de cualquiera de ellas, designe a un árbitro arbitrador de entre los integrantes del cuerpo arbitral del Centro de Arbitraje y Mediación de Santiago. En contra de las resoluciones del arbitrador no procederá recurso alguno, renunciando las partes expresamente a ellos. El árbitro queda especialmente facultado para resolver todo asunto relacionado con su competencia y/o jurisdicción.

EIGHTH: Arbitration

Any difficulties or conflicts that may arise between the contracting parties regarding the application, interpretation, duration, validity or implementation hereof, or for any other reasons, shall be submitted to arbitration, according to the then current Rules of Arbitration Procedure of the Santiago Arbitration and Mediation Centre. The parties hereby grant an irrevocable special power to the Santiago Chamber of Commerce, so that, on a written request from either of them, it may appoint an arbitrator ex aequo et bono among the members of the body of arbitrators of the Santiago Arbitration and Mediation Centre. The arbitrator’s decisions may not be appealed, and the parties hereby expressly waive any such rights. The arbitrator is hereby specially authorized to rule on any matters within his or her competence and jurisdiction.

[Translation from Spanish on the right – The source text has been transcribed on the left.]

Personería:

La personería de don IGNACIO JOAQUÍN LÓPEZ ALARCÓN para actuar en representación de Gold Express Mines SpA, consta en escritura pública de fecha diecisiete de noviembre de dos mil veintiuno, suscrita en la Notaria de Santiago de doña María Pilar Gutierrez Rivera bajo el repertorio número treinta mil doscientos ochenta y cuatro, guion dos mil veintiuno.

Legal Representation

IGNACIO JOAQUÍN LÓPEZ ALARCÓN has been authorized to represent Gold Express Mines SpA in a document of public record signed on November 17, 2021, at the Santiago Notary Offices of María Pilar Gutiérrez Rivera, Journal No. 30,284-2021.

La personería de don CÉSAR ANDRÉS LÓPEZ ALARCÓN para comparecer en representación de Manquehue Asesorías Mineras SpA consta en escritura pública de fecha catorce de julio de dos mil diecisiete, suscrita en la Notaria de Santiago de don Patricio Zaldívar Mackenna bajo el repertorio número once mil ciento treinta y dos, guion dos mil diecisiete.

CÉSAR ANDRÉS LÓPEZ ALARCÓN has been authorized to represent Manquehue Asesorías Mineras SpA in a document of public record signed on July 14, 2017, at the Santiago Notary Offices of Patricio Zaldívar Mackenna, Journal No. 11,132-2017.

/s/ Ignacio Joaquín López Alarcón
IGNACIO JOAQUÍN LÓPEZ ALARCÓN
ID Card No. 16,017,525-7
For GOLD EXPRESS MINES SpA

/s/ César Andrés Lopez Alarcón
CÉSAR ANDRÉS LÓPEZ ALARCÓN

ID Card No. 9,581,126-4 For MANQUEHUE ASESORÍAS MINERAS SpA

[Translation from Spanish on the right – The source text has been transcribed on the left.]

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